February 29, 2012

Summary

Prospectus

Legg Mason

Capital Management

Disciplined Equity

Research Fund

Class : Ticker Symbol

A : LCDAX
C : LCDCX
FI
R
R1
I : LGMIX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated February 29, 2012, as may be amended or supplemented, the fund’s statement of additional information, dated February 29, 2012, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 33 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time) (%)	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class R1	Class I
Management fees	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None
Other expenses	8.85	9.56	8.84[2]	8.84[2]	8.84[2]	8.76
Total annual fund operating expenses	9.80	11.26	9.79	10.04	10.54	9.46
Fees waived and/or expenses reimbursed[3]	(8.50)	(9.21)	(8.49)	(8.49)	(8.49)	(8.41)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.30	2.05	1.30	1.55	2.05	1.05

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” are based on estimates for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.30%, 2.05%, 1.30%, 1.55%, 2.05% and 1.05% for Class A, C, FI, R, R1 and I shares, respectively, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	700	2,525	4,179	7,668
Class C (with redemption at end of period)	308	2,384	4,296	8,122
Class C (without redemption at end of period)	208	2,384	4,296	8,122
Class FI (with or without redemption at end of period)	132	2,066	3,819	7,518
Class R (with or without redemption at end of period)	158	2,131	3,911	7,632
Class R1 (with or without redemption at end of period)	208	2,260	4,090	7,849
Class I (with or without redemption at end of period)	107	1,987	3,703	7,366

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover indicates higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2011, the fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal investment strategies

The fund normally invests primarily in securities that, in the opinion of the portfolio managers, offer the potential for capital growth. The fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This policy will not be changed without providing shareholders with at least 60 days’ prior written notice. The portfolio managers utilize a long-term, fundamental, valuation-based investment process to make investment decisions for the fund. Through a disciplined application of this research-intensive process, the portfolio managers will seek to generate returns for the fund in excess of the Russell 1000 Index by purchasing securities at large discounts to the portfolio managers’ assessment of their intrinsic value. While it is expected that the majority of the fund’s assets will be invested in equity securities issued by companies in the Russell 1000 Index, the fund may invest in securities issued by companies of any size and by foreign companies.

The manager’s investment research analysts have direct responsibility for selecting securities for the fund. The analysts are assigned to one or more teams that are responsible for particular sectors of the market. The fund’s portfolio is divided into segments, each managed by an analyst team. Each analyst team determines how its respective segment will be invested and chooses investments for the fund from the market sectors that the team covers. It is expected that under normal circumstances the fund will have broad exposure to a variety of market sectors. Investment decisions by any particular analyst team are subject to the fund’s investment objectives, policies and restrictions and the oversight of the team leader. The manager’s Director of Research is responsible for overseeing the fund’s investment program and for allocating fund assets among the analyst teams in order to obtain broad exposure to a variety of market sectors.

The fund may also invest in debt securities. The fund may invest up to 20% of its total assets in long-term debt securities, including up to 10% of its total assets that may be invested in debt securities rated below BBB/Baa, and unrated securities judged by the portfolio managers to be of equivalent quality. These below-investment-grade securities are commonly known as “junk bonds.”

The fund may, but need not, use derivative contracts for hedging and investment purposes. The fund may also hold cash or cash equivalents.

The fund may take temporary defensive and cash management positions; in such a case, the fund will not be pursuing its principal investment strategies and may not achieve its investment objective.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. In addition, the market prices of fixed income securities held by the fund may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration fixed income securities. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse and it is difficult to predict their magnitude or duration. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value of or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by the portfolio manager to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment. The interplay of these factors may change from their historical patterns due to the financial crisis that began in 2008.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued or decline in price. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund may invest in small- or mid-sized companies. Such companies may be more at risk than larger companies because, among other things, they may fall out of favor with investors, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of smaller companies may be more volatile, especially in the short term, may have limited liquidity and may be difficult to value. Smaller companies are often involved in actual or anticipated reorganizations or restructurings and it may be difficult to obtain information as to the financial conditions of smaller companies.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Subordinated securities will be disproportionately affected by a default or downgrade.

High yield or “junk” bond risk. Debt securities that are below investment grade, often called “junk bonds,” are speculative, have a higher risk of default or may be in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to the effects of adverse events and negative sentiments.

Prepayment or call risk. Many issuers of debt securities have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, any reinvestment of the proceeds would be at then-current yields, which would be lower than the yield on the security that was paid off. The fund may also lose any premium it paid on the security.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Derivatives risk. Using derivatives, especially for non-hedging purposes, involves a significant risk of loss to the fund and can reduce opportunities for gains when market prices, interest rates, currency rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Using derivatives may also have adverse tax consequences for the fund’s shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, making the convertible security more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.

Special risks of companies undergoing reorganization or restructuring. Investing in companies undergoing reorganization or restructuring involves special risks including that the transaction may not be completed on the terms or time frame contemplated, it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Funds of funds investments risk. The fund may be an investment option for other Legg Mason-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

*  *  *

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the fund’s Class I performance for the last calendar year. The table shows the average annual total returns of each class that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class FI, Class R and Class R1 shares because Class FI, Class R and Class R1 shares have not yet commenced operations as of the date of the fund’s Prospectus. The returns for Class FI, Class R and Class R1 shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (ended 12/31/2011): 10.48 Worst quarter (ended 09/30/2011): (18.74)

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	Since inception	Inception date
Class I
Return before taxes	(6.65)	11.15	6/30/2010
Return after taxes on distributions	(7.92)	9.65
Return after taxes on distributions and sale of fund shares	(4.30)	8.67
Other Classes (Return before taxes only)
Class A1	(12.27)	(6.19)	11/12/2010
Class C1	(8.47)	(1.91)	11/12/2010
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	1.50	16.59

[1]	For the period November 12, 2010 (commencement of operations of Class A and Class C) to December 31, 2011, the average annual total return of the Russell 1000 Index was 6.15%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Management

Manager: Legg Mason Capital Management, LLC

Portfolio managers: Randy Befumo, CFA, the manager’s Director of Research, and team leaders Kayode Aje, CFA, Gibboney Huske, CFA, Brian Lund, CFA, Reed Cassady, CFA and Jean Yu, Ph.D., CFA are the fund’s Portfolio Managers. Mr. Befumo, Mr. Aje, Ms. Huske, Mr. Lund and Ms. Yu have had day-to-day responsibility for the management of the fund’s portfolio since 2010. Mr. Cassady became a portfolio manager in 2012.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class R1	Class I
General	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
IRAs	250/50	250/50	N/A	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

LMFX012517SP 02/12